SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2003

IMH ASSETS CORP. (as depositor under a Series 2003-2F Indenture dated as of January 30, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2003-2F)

                                IMH Assets Corp.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA              333-100890                    33-0705301
(State or Other Jurisdiction     (Commission                (I.R.S. Employer
      of Incorporation)          File Number)               Identification No.)


1401 Dove Street

Newport Beach, California                                         92660
(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

Item 2. Acquisition or Disposition of Assets.

      For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits:

     Exhibit No.  Description
     -----------  -----------

     3.1 Amended and Restated Trust Agreement, dated as of January 30, 2003, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2003-2F.

    Exhibit No.   Description
    -----------   -----------

    4.1 Indenture dated as of January 30, 2003, between Impac CMB Trust Series 2003-2F, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2003-2F.

    Exhibit No.   Description
    -----------   -----------
    99.1          Servicing Agreement, dated as of January 30, 2003, between
                  Impac Funding Corporation (formerly known as ICI Funding
                  Corporation), as Master Servicer, Impac CMB Trust Series
                  2003-2F, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds,
                  Series 2003-2F.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    IMH ASSETS CORP.


                                    By: /s/ Richard J. Johnson
                                       -----------------------------------------
                                    Name: Richard J. Johnson
                                    Title: Chief Financial Officer

Dated: February 14, 2003

                                  EXHIBIT INDEX

                  Item 601(a) of               Sequentially
Exhibit           Regulation S-K               Numbered
Number            S-K Exhibit No.              Description                                        Page
------            ---------------              -----------                                        ----
3.1               Amended and Restated Trust Agreement, dated as of January 30,
                  2003, among IMH Assets Corp., as Depositor, Wilmington Trust
                  Company, as Owner Trustee and Deutsche Bank National Trust
                  Company, as Certificate Registrar and Certificate Paying
                  Agent, Collateralized Asset-Backed Bonds, Series 2003-2F.

4.1               Indenture dated as of January 30, 2003, between Impac CMB
                  Trust Series 2003-2F, as Issuer and Deutsche Bank National
                  Trust Company, as Indenture Trustee, Collateralized
                  Asset-Backed Bonds, Series 2003-2F.

99.1              Servicing Agreement, dated as of January 30, 2003, between
                  Impac Funding Corporation (formerly known as ICI Funding
                  Corporation), as Master Servicer, Impac CMB Trust Series
                  2003-2F, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds,
                  Series 2003-2F.